UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022

Adicet Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38359	81-3305277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Berkeley Street, 19th Floor
Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 503-9095

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACET	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 10, 2022, Adicet Bio, Inc. (“Adicet”) held its Virtual Research and Development (“R&D”) Day. In connection with the R&D Day, Adicet has made its presentation from the R&D Day available on its website at investor.adicetbio.com/events-and-presentations/events. A copy of the presentation is also furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Adicet’s ongoing research efforts are focused on “off-the-shelf” gamma delta T cells, engineered with chimeric antigen receptors (CARs) and adaptors (CAds), to enhance selective tumor targeting and facilitate innate and adaptive anti-tumor immune response for durable activity in patients.

On November 10, 2022, Adicet provided the below updates regarding its product candidates and R&D programs:

•
Adicet’s pipeline is led by ADI-001, a first-in-class allogeneic gamma delta T cell therapy expressing a CAR targeting CD20, is in an ongoing Phase 1 study for the treatment of relapsed or refractory B-cell non-Hodgkin's lymphoma (NHL).
•
Adicet’s pipeline also includes ADI-925, ADI-925 is an engineered Chimeric Adapter (CAd) γδ1 T cell product candidate targeting stress ligands, including MICA/MICB & ULBP1-6, expressed on malignant cells.
•
Adicet announced its newly created approach for targeting CD70 and noted preliminary preclinical data supporting the target in both AML and RCC.
•
Adicet announced its program targeting PSMA and noted that its lead PSMA CAR construct demonstrated improved cytotoxicity and targeting compared to a reference benchmark.
•
Adicet announced an early program targeting B7-H6, a member of the B7 family that is well characterized for its role in innate immunosurveillance of tumors.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	R&D Day Presentation by Adicet Bio, Inc. on November 10, 2022, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADICET BIO, INC.

Date: November 10, 2022	By:	/s/ Nick Harvey
	Name:	Nick Harvey
	Title:	Chief Financial Officer